UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

American Public Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33810	01-0724376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 304-724-3700

                                              N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	APEI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of American Public Education, Inc. (the “Company”) was held on May 21, 2021. As of March 25, 2021, the date of record for determining the stockholders entitled to vote on the proposals presented at the Annual Meeting, there were 18,671,101 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 16,651,713 shares of the Company’s issued and outstanding common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed on April 9, 2021 (the “Proxy Statement”). The vote results detailed below represent final results as certified by the inspector of elections.

Proposal No. 1 – Election of Directors.

The Company’s stockholders elected the following persons, who were listed in the Proxy Statement, to the Board to hold office for the term expiring at the 2022 Annual Meeting of Stockholders and until each such person’s successor is elected and qualified or until his or her earlier death, resignation or removal:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Eric C. Andersen	15,631,486	170,416	87,033	762,778
Granetta B. Blevins	15,851,256	16,963	20,716	762,778
Jean C. Halle	15,406,325	461,894	20,716	762,778
Barbara L. Kurshan	15,664,060	204,159	20,716	762,778
Timothy J. Landon	15,434,204	367,669	87,062	762,778
Daniel S. Pianko	15,851,800	16,258	20,877	762,778
William G. Robinson, Jr.	15,327,326	533,132	28,477	762,778
Angela K. Selden	15,791,679	76,569	20,687	762,778
Vincent R. Stewart	15,863,724	4,335	20,876	762,778

Proposal No. 2 – Advisory Vote on the Compensation of Our Named Executive Officers.

The Company’s stockholders approved, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,418,770	2,437,259	32,906	762,778

Proposal No. 3 – Ratification of Appointment of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,334,030	296,928	20,755	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr.
Executive Vice President and Chief Financial Officer

Date: May 25, 2021

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